SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K/A


                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

                                 January 23, 2002
                                 ----------------
                                 (Date of Report)

                             XSTREAM BEVERAGE GROUP, INC.
               ------------------------------------------------------
               (Exact Name of Registrant as Specified in its Charter)

    NEVADA                    033-30158-A                  62-1386351
---------------         ---------------------      -----------------------
(State or other         (Commission File No.)      (IRS Employer I.D. No.)
Jurisdiction)


                          805 E. Hillsboro Blvd., 2nd Floor
                              Deerfield Beach, FL 33441
                      ----------------------------------------
                      (Address of Principal Executive Offices)

                                    (954) 725-8988
                            -----------------------------
                            Registrant's Telephone Number


                                   Geyser Group, Ltd.
            ------------------------------------------------------------
            (Former Name or Former Address if changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Business Acquired

    Audited financial statements of Power Beverage Group, Inc., a Florida corporation, ("Power") for the period of September 9, 2001 (inception) to September 13, 2001, and the Independent Auditor's Report are included as part of this Form 8-K/A as attachment 7(a)(1) and are incorporated herein by reference.

(b) Pro Forma Financial Information

    Pro Forma consolidated financial statements of Power including the following, which give effect to the reverse acquisition of Power by Xstream Beverage Group, Inc., are included as part of this Form 8-K/A as attachment 7(b) and are incorporated herein by reference:

    Description of the Transaction;

(c) Exhibits

EX. NO.                          DESCRIPTION
-------   ------------------------------------------------------------

  2.2 Definitive Agreement and Plan of Reverse Acquisition among Geyser Group, Ltd. and Power Beverage Corp., dated as of September 14, 2001. (1)

  2.3 Certificate of Amendment to the Articles of Incorporation of Geyser Group, Ltd.

(1) Previously filed exhibit to the Company's Form 8-K dated September 14, 2001 and filed with the Securities and Exchange Commission on October 17, 2001.


                              SIGNATURE

	Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       XSTREAM BEVERAGE GROUP, INC.

Date: 1/23/02                       By:   /s/ Edward Arioli
      --------                         -----------------------------
                                       Edward Arioli
                                       President and Director

                               ATTACHMENT 7(A)(1)
                              Power Beverage, INC.

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS


                                                                  PAGE
                                                                --------

Financial Statements (restated):

  Independent Auditors' Report...........................          A-1

  Balance Sheet at September 13, 2001....................          A-2

  Statements of Operations at September 13,2001 .........          A-3

  Statements of CHANGES OF Stockholders' Equity..........          A-4

  Statements of Cash Flows...............................          A-5

  Notes to Financial Statements..........................        A-6 - A-9

                         Independent Auditors' Report
                         ----------------------------


To the Board of Directors of:
Power Beverage Corp.
(A Development Stage Company)

We have audited the accompanying balance sheet of Power Beverage Corp. (a development stage company) as of September 13, 2001 and the related statements of operations, changes in stockholder's equity and cash flows for the period from September 9, 2001 (inception) to September 13, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly in all material respects, the financial position of Power Beverage Corp. (a development stage company) as of September 13, 2001, and the results of its operations and its cash flows for the period from September 9, 2001 (inception) to September 13, 2001, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 4 to the financial statements, the Company's operating losses of $86, accumulated deficit of $86 and cash used in operations of $86, and its status as a development stage company with no revenues raise substantial doubt about its ability to continue as a going concern. Management's Plan in regards to these matters is also described in Note 4. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



SALBERG & COMPANY, P.A.
Boca Raton, Florida
November 5, 2001

                             Power Beverage Corp.
                        (A Development Stage Company)
                                Balance Sheet
                             September 13, 2001
                             ------------------


                                  Assets
Assets
  Cash                                                       $    -
                                                             ------------
Total Current Assets                                         $    -
                                                             ============
                            Stockholder's Equity

Stockholder's Equity
  Common stock, no par value, 50,000,000 shares
    authorized, 8,000,000 shares issued and
    outstanding                                              $         86
  Deficit accumulated during development stage               $        (86)
                                                             ------------
Total Stockholder's Equity                                   $     -
                                                             ============



                See accompanying notes to financial statements

                             Power Beverage Corp.
                        (A Development Stage Company)
                           Statement of Operations
             For the Period From September 9, 2001 (Inception)
                             September 13, 2001
                             ------------------


Operating Expenses
  Organizational costs                                       $         86
                                                             ------------
Total Operating Expenses                                               86
                                                             ------------
Loss from Operations                                                  (86)

Net Loss                                                     $        (86)
                                                             ============
Net loss per share - basic and diluted                       $     -
                                                             ============
Weighted average number of shares outstanding
  during the period - basic and diluted                         8,000,000
                                                             ============



                See accompanying notes to financial statements

                             Power Beverage Corp.
                        (A Development Stage Company)
                Statement of Changes in Stockholder's Equity
              For the Period From September 9, 2001 (Inception)
                             September 13, 2001
                             ------------------


                                                                    Deficit
                                                                  Accumulated
                                          Common Stock              During
                                       -------------------        Development
                                        Shares        Amount         Stage          Total
                                     -----------   -----------    -----------     ----------

Common stock issued for cash to
  founder                              8,000,000   $        86    $     -         $       86

Net loss from September 9, 2001
  (inception) to September 13,
  2001                                      -            -                (86)           (86)
                                     -----------   -----------    -----------     ----------
Balance, September 13, 2001            8,000,000   $        86    $       (86)    $    -
                                     ===========   ===========    ===========     ==========





                See accompanying notes to financial statements

                             Power Beverage Corp.
                        (A Development Stage Company)
                           Statement of Cash Flows
              For the Period From September 9, 2001 (Inception)
                             September 13, 2001
                             ------------------


Cash Flows from Operating Activities
  Net loss                                                   $       (86)
                                                            ------------
  Net Cash Used in Operating Activities                              (86)
                                                            ------------

Cash Flows from Financing Activities
  Proceeds from common stock issuances                                86
                                                            ------------
Net Cash Provided by Financing Activities                             86
                                                            ------------

Net increase in cash                                              -

Cash at Beginning of Period                                       -
                                                            ------------
Cash at End of Period                                       $     -
                                                            ============


             See accompanying notes to financial statements

                             Power Beverage Corp.
                        (A Development Stage Company)
                        Notes to Financial Statements
                        -----------------------------

Note 1   Organization and Summary of Significant Accounting Policies
         -----------------------------------------------------------

	(A) Organization and Nature of Business

Power Beverage Corp. (a development stage company) (the "Company") was incorporated in Florida on September 9, 2001, and has elected a fiscal year end of December 31. The Company was formed to acquire or merge with and operate specialty beverage companies.

Activities during the development stage include developing the corporate infrastructure and business plan and raising capital.

(B) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(C) Income Taxes

The Company accounts for income taxes under the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes" ("Statement 109"). Under Statement 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and

                             Power Beverage Corp.
                        (A Development Stage Company)
                        Notes to Financial Statements
                        -----------------------------

liabilities of a change in tax rates is recognized in income in the period, which includes the enactment date.

(D) Net Loss Per Common Share

Basic net income (loss) per common share (Basic EPS) excludes dilution and is computed by dividing net income (loss) available to common stockholder by the weighted-average number of common shares outstanding for the period. Diluted net income per share (Diluted EPS) reflects the potential dilution that could occur if stock options or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then shared in the earnings of the Company. At September 13, 2001, there were no common stock equivalents outstanding, which may dilute future earnings per share.

(E) New Accounting Pronouncements

The Financial Accounting Standards Board has recently issued several new accounting pronouncements, which may apply, to the Company. Statement No. 133 as amended by Statement No. 137 and 138, "Accounting for Derivative Instruments and Hedging Activities" established accounting and reporting standards for derivative instruments and related contracts and hedging activities. This statement is effective for all fiscal quarters and fiscal years beginning after June 15, 2000. The adoption of this pronouncement did not have a material effect on the Company's financial position, results of operations or liquidity.

Statement No. 141 "Business Combinations" establishes revised standards for accounting for business combinations. Specifically, the statement eliminates the pooling method, provides new guidance for recognizing intangible assets arising in a business combination, and calls for disclosure of considerably more information about a business combination. This statement is effective for business combinations initiated on or after July 1, 2001. The adoption of this pronouncement on July 1, 2001 did not have a material effect on the Company's financial position, results of operations or liquidity.

Statement No. 142 "Goodwill and Other Intangible Assets" provides new guidance concerning the accounting for the acquisition of intangibles, except those acquired in a business combination, which is subject to SFAS 141, and the manner in which intangibles and goodwill should be accounted for subsequent to their initial recognition. Generally, intangible assets with indefinite lives, and goodwill, are no longer amortized; they are carried at lower of cost or market and subject to annual impairment evaluation, or interim impairment evaluation if an interim triggering event occurs, using a new fair market value method. Intangible assets with finite lives are amortized over those lives, with no stipulated maximum, and an impairment test is performed only when a triggering event occurs. This statement is effective for all fiscal years beginning after December 15, 2001. The Company believes that the future implementation of SFAS 142 on January 1, 2002 will not have a material effect on the Company's financial position, results of operations or liquidity.

                             Power Beverage Corp.
                        (A Development Stage Company)
                        Notes to Financial Statements
                        -----------------------------

Statement No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets" supercedes Statement No. 121 "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of" ("SFAS 121"). Though it retains the basic requirements of SFAS 121 regarding when and how to measure an impairment loss, SFAS 144 provides additional implementation guidance. SFAS 144 excludes goodwill and intangibles not being amortized among other exclusions. SFAS 144 also supercedes the provisions of APB 30, "Reporting the Results of Operations," pertaining to discontinued operations.
Separate reporting of a discontinued operation is still required, but SFAS 144 expands the presentation to include a component of an entity, rather than strictly a business segment as defined in SFAS 131, Disclosures about Segments of an Enterprise and Related Information. SFAS 144 also eliminates the current exemption to consolidation when control over a subsidiary is likely to be temporary. This statement is effective for all fiscal years beginning after December 15, 2001. The Company believes that the future implementation of SFAS 144 on January 1, 2002 will not have a material effect on the Company's financial position, results of operations or liquidity.


Note 2   Stockholder's Equity
         --------------------

The Company issued 8,000,000 common shares to its founder for payment of incorporation fees at inception.


Note 3   Income Taxes
         ------------

There was no income tax expense for the period ended September 13, 2001 due to the Company's net losses.

The Company's tax expense differs from the "expected" tax expense (benefit) for the period ended September 13, 2001, (computed by applying the Federal Corporate tax rate of 34% to loss before taxes), as follows:

     Computed "expected" tax expense (benefit)        $      (29)
     Effect of net operating losses                           29
                                                      ----------
                                                      $    -
                                                      ==========


The effects of temporary differences that gave rise to significant portions of deferred tax assets and liabilities at September 13, 2001 are as follows:

     Deferred tax assets:
       Net operating loss carryforward                $       29
                                                      ----------
     Total gross deferred tax assets                          29
     Less valuation allowance                                (29)
                                                      ----------
     Net deferred tax assets                          $    -
                                                      ==========


The Company has a net operating loss carryforward of approximately $86 available to offset future taxable income through 2021.

Note 4   Going Concern
         -------------

As reflected in the accompanying financial statements, the Company has operating losses of $86, an accumulated deficit of $86, cash used in

                             Power Beverage Corp.
                        (A Development Stage Company)
                        Notes to Financial Statements
                        -----------------------------

operations of $86 and is a development stage company with no revenues. The ability of the Company to continue as a going concern is dependent on the Company's ability to further implement its business plan, raise capital, and generate revenues. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

On September 14, 2001, the Company was recapitalized as an SEC reporting Company (see Note 5) and is currently seeking funding.


Note 5   Subsequent Events
         -----------------

On September 14, 2001, the Company was acquired by Xstream Beverage Group, Inc., a company, which reports to the United States Securities and Exchange Commission under the 1934 Act. The transaction was treated as a recapitalization of the Company with 8,000,000 shares issued to the sole shareholder of Power Beverage Corp. by Xstream Beverage Group,